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                                                               Exhibit 10.14


         NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED HEREUNDER (COLLECTIVELY, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL EITHER (1) THE HOLDER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED OR (2) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO THE SECURITIES SHALL HAVE BECOME EFFECTIVE.


                             STOCK PURCHASE WARRANT

                      To subscribe for and purchase shares
                  of Common Stock, par value $.01 per share, of

                              TRAVELSCAPE.COM, INC.


         THIS CERTIFIES that, for value received,___________________________ (the "Holder"), subject to the terms and conditions hereof, shall be entitled to purchase from TRAVELSCAPE.COM, INC., a Delaware corporation (the "Company"), at any time after the occurrence of certain events as set forth in Section 1 below, through 5:00 P.M. (Las Vegas Time) on the expiration date of this Warrant set forth in Section 15 below (the "Expiration Date") __________ shares of Common Stock (as defined below) of the Company (individually, a "Warrant Share" and collectively, the "Warrant Shares"), at an initial exercise price of One Cent ($0.01) per share (the "Exercise Price"), subject to adjustment from time to time pursuant to the provisions of Section 6. For purposes of this Warrant, the term "Common Stock" shall mean the class of capital stock of the Company designated common stock, par value $.01 per share, as constituted on the date hereof.

         SECTION 1.     EXERCISE OF WARRANTS.

         (a) GENERAL. This Warrant may be exercised prior to the Expiration Date, at any time or from time to time after the first to occur of February 11, 2001 or the receipt by Holder of notice from the Company of the occurrence of a Triggering Event. A Triggering Event means (i) the transfer (by sale, merger or otherwise) by the Company of all or substantially all its assets, or the transfer (by sale, merger, share exchange, consolidation or otherwise) of all or substantially all the Company's outstanding equity securities, in each case where such transfer results in either a change of control of the Company (or the ultimate ownership of its assets), or the issuance of voting securities


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having the right to cast at least thirty percent (30%) of all votes cast in the election of directors, (ii) a Public Offering (as that term is defined in Section 10 below, or (iii) the sale, by one or more persons who are owners of Company Common Stock, of shares of Company Common Stock for an aggregate purchase price of at least $1,000,000. The Company shall notify the registered holder hereof of any Triggering Event no later than five business days after it occurs.

         (b) EXERCISE FOR CASH. This Warrant may be exercised by delivering it to the Company at its principal executive office, or at the office of its stock transfer agent, if any, with the form of election attached hereto as Exhibit A duly completed and signed, and by paying to the Company the Exercise Price or such pro rata portion of the Exercise Price for the number of Warrant Shares in respect of which this Warrant is then exercised. Payment of the Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Company.

         (c) CASHLESS EXERCISE. This Warrant may be exchanged, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section 1(c) by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, accompanied by a notice (a "Notice of Exchange") stating that this Warrant is being exchanged and the number of shares of Common Stock to be exchanged. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of shares of Common Stock (rounded to the nearest whole number) equal to (i) the number of shares specified by the Holder in its Notice of Exchange (the "Total Number"), less
(ii) the number of shares equal to the quotient obtained by dividing (A) the product of the Total Number and the then applicable Exercise Price by (B) the then fair market value (determined as set forth below) per share of Common Stock. For purposes of this Section 1(c), the "fair market value" per share of Common Stock as of any date shall be the average of the closing sale prices of the Common Stock, as reported on the securities exchange which is the principal market for the Common Stock during the five (5) trading days immediately preceding such date. If the Common Stock is not publicly traded, the "fair market value" per share of Common Stock shall be an amount determined by the Company's Board of Directors upon request of the Holder. It shall be a condition of the exercise of the right to make a Warrant Exchange pursuant to this Section 1(c) that the Holder shall agree, following such Warrant Exchange, to restrictions on the resale of the Common Stock issued upon exchange of the Warrant, in form and substance determined by the Company; provided, however, that the resale of the Common Stock shall not be restricted for a period of more than 270 days from the Closing Date of a Public Offering (as defined in Section 10 below).

         (d) ISSUANCE OF CERTIFICATE(S). Upon surrender of this Warrant and payment of the Exercise Price or delivery of a Notice of Exchange, as the case may be, the Company shall issue and cause to be delivered within a reasonable time, not to exceed fifteen calendar days, to the Holder, or upon the written order of the Holder in and to such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon exercise. Such certificate or certificates shall be deemed to have been issued, and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares, as of the date of the surrender of this Warrant. The certificate(s) representing the Warrant Shares acquired for


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cash shall bear a restrictive legend substantially in the form set forth in
Exhibit B attached hereto, and certificate(s) representing the Warrant Shares acquired in a cashless exercise shall bear a legend setting forth the applicable restrictions, if any.

         (e) FULL OR PARTIAL EXERCISE. This Warrant shall be exercisable, at the election of the Holder, either in full or from time to time in part and, in the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of this Warrant, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Company is hereby irrevocably authorized to countersign and to deliver the required new Warrant pursuant to the provisions of this Warrant. This Warrant, when surrendered upon its exercise, shall be canceled by the Company and shall then be disposed of in a manner satisfactory to the Company.



         SECTION 4. RESERVATION OF WARRANT SHARES. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of this Warrant. The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue and payment therefor, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.


         SECTION 6. ADJUSTMENT OF NUMBER OF WARRANT SHARES. The number of Warrant Shares issuable upon exercise of the Warrant is subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 6.

         (a) CHANGE IN COMMON STOCK. In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares or (iii) combine the outstanding Common Stock into a smaller number of shares, the Exercise Price and the Warrant Shares shall be adjusted so that with respect to any Warrant thereafter surrendered for exercise or exchange, the Holder shall be entitled to receive the number of shares of Common Stock which it would have owned or would have been entitled to receive after the happening of any of the events described above had such Warrant been exercised or exchanged immediately prior to the record date, in the case of a dividend, or the effective date, in the case of a subdivision or combination. An adjustment made pursuant to this subparagraph (a) shall become effective immediately after the record date, in the case of a dividend, except as provided in subparagraph
(c) below, and shall become effective immediately after


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the effective date, in the case of a subdivision or combination. No adjustment in the Exercise Price shall be made if, at the same time as the Company shall issue shares of Common Stock as a dividend or distribution on the outstanding Common Stock which would otherwise call for an adjustment in the Exercise Price, the Company shall issue shares of Common Stock as a dividend or distribution on the outstanding Warrants equivalent to the number of shares distributable on the shares of Common Stock.

         (b) OTHER DISTRIBUTIONS. In case the Company shall distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in subparagraph (a) above or in the paragraph immediately following this paragraph) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase debt securities, assets or other securities of the Company (excluding those referred to in subparagraph (a) above), then in each case the Company shall set aside and maintain for the benefit of the Holder the rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets, in an amount equal to the distribution of such item that the Holder would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised or exchanged immediately prior to the record date, in the case of a dividend, or the effective date, in the case of a subdivision or combination. Such rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets shall be delivered to the Holder upon exercise of the Warrant.

         (c) NO ADJUSTMENTS. No adjustment need be made for a change in the par value of the shares of Common Stock. No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of shares of Common Stock purchasable upon the exercise of the Warrant; provided, however, that any adjustments which by reason of this subparagraph (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

         (d) NOTICE UPON ADJUSTMENT. Whenever there is an adjustment in the number or kind of securities issuable upon exercise of the Warrant, or both, as provided in this Section 6, the Company shall (a) issue a certificate signed by the Chairman of the Board, President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring such adjustment and the number and kind of securities issuable upon exercise of each Warrant after such adjustment; and (b) cause a notice stating that such adjustment has been effected and stating the number and kind of securities issuable upon exercise of each Warrant to be sent by First Class Mail, postage prepaid, to the Holder of the Warrant.

         (e) NOTICE UPON CERTAIN EVENTS. If, at any time prior to the expiration of the Warrant evidenced hereby, (i) the Company shall declare any dividend on the Common Stock payable

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in cash or shares of Common Stock or capital stock of the Company; or (ii) the
Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or (iii) the Company shall authorize the distribution to all holders of shares of Common Stock evidences of its indebtedness or assets; or (iv) the Board of Directors of the Company shall have approved any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or any sale, transfer or lease of all or substantially all of the assets of the Company or any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or
(v) the voluntary or involuntary dissolution, liquidation or winding up of the Company occurs; or (vi) the Company proposes to take any action which would require an adjustment in the number or kind of securities issuable upon exercise of the Warrant pursuant to this Section 6; then the Company shall cause to be given to the Holder, at least twenty calendar days prior to the applicable record date specified, or promptly in the case of events for which there is no record date, a written notice stating (A) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividends, rights, options, warrants or distribution are to be determined, or (B) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (C) the date on which any such consolidation, merger, sale, transfer, lease, reclassification, change, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such consolidation, merger, sale, transfer, lease, reclassification, change, dissolution, liquidation or winding up.

         (f) MERGER, CONSOLIDATION, ETC. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of the Warrant shall thereafter have the right to purchase and receive on exercise of such Warrant upon the basis and upon the terms and conditions specified in this Agreement and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares such Common Stock immediately, theretofore purchasable and receivable upon the exercise of the Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of the Warrant to the end that the provisions of this Agreement (including, without limitation, provision for adjustment of the number of shares issuable upon the exercise of the Warrant) shall thereafter be applicable as nearly as may be in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of Warrant. The Company shall not effect any such consolidation, merger or sale, unless, prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing


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such assets shall assume, by written instrument acceptable to the Holder, the obligation to deliver to the Holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder would be entitled to purchase.


         SECTION 7.     PRE-EXERCISE RIGHTS. Prior to exercise of this
Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including (without limitation ) the right to vote such Warrant Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.






         If to the Company to:

              Travelscape.com, Inc.
              8951 West Sahara Avenue
              Las Vegas, Nevada 89117
              Attention:  President

         If to the Holder to the address shown therefor on the books and records of the Company. Notices may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided above. Any party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to the other parties in accordance with this
Section 13, except that any such change of address notice shall not be effective unless and until received.


         SECTION 15. EXPIRATION DATE. This Warrant, in all events, shall be wholly void and have no effect after 5 P.M. (Las Vegas, Nevada Time) on February 11, 2002.


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         SECTION 16.    SEVERABILITY. In the event that one or more of the
provisions of this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, but this Warrant shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by a duly authorized officer and to be dated as of the date first above written.

                                       TRAVELSCAPE.COM,  INC.


                                       By:
                                          ----------------------------------
                                          Timothy N. Poster, President


Initial Holder of Warrant:
                          ------------------

Number of Shares:
                 ---------------------------


                                    EXHIBIT A

                                FORM OF EXERCISE

                         (to be executed by the Holder)


         The Holder hereby exercises its rights to subscribe for and purchase ____ shares of common stock, par value $.01 ("Common Stock"), of TRAVELSCAPE.COM, INC. evidenced by the attached Warrant and herewith makes payment of the Purchase Price of $____________ therefor in full. Please issue a certificate in the name of the Holder for the Common Stock in accordance with the instructions given below and issue a replacement Warrant in the name of the Holder for the unexercised balance, if any, of the right to purchase Warrant Shares evidenced by the attached Warrant which were not exercised hereby.



Dated:
      ----------------------------------   ------------------------------------
                                           Signature of Holder


Instructions for registration of shares


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Social Security or Employer Identification
Number of Holder:
                 ---------------------------

Address of Holder:


--------------------------------------------
Street


--------------------------------------------
City, State and Zip Code


                                    EXHIBIT B

                           FORM OF RESTRICTIVE LEGEND
                        TO BE IMPRINTED ON WARRANT SHARES


         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL EITHER (1) THE HOLDER THEREOF SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SHARES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED OR (2) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SHARES SHALL HAVE BECOME EFFECTIVE.